                                CENTENNIAL GOVERNMENT TRUST
                               CENTENNIAL MONEY MARKET TRUST
                                CENTENNIAL TAX EXEMPT TRUST
                         Supplement dated December 14, 2005 to the
                             Prospectus dated October 14, 2005

The Prospectus is changed as follows:

The second  paragraph  under the bulleted point entitled  "Advisory Fees" of the section "How the Trusts are Managed" on Page A-1 contained a typographical error and should read as follows:

o    Centennial Government Trust. The annual management fee rates are: 0.500% of the first $250  million of the Trust's net assets,  0.475% of the next $250 million,  0.450% of the next $250 million, 0.425% of the next $250 million,
     0.400% of the next $250  million,  0.375%  of the next  $250  million,  and
     0.350% of net assets in excess of $1.5 billion. The Trust's management fees for its fiscal year ended June 30, 2005,  were 0.44% of the Trust's average annual net assets.

December 14, 2005                                             PS0152.015